UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 5, 2012

     MUELLER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

8285 Tournament Drive Suite 150 Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(901) 753-3200

Not Applicable

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 5, 2012, Mueller Industries, Inc. (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1, announcing that (i) Gary S. Gladstein, a current independent member of the Company’s Board of Directors, will be appointed as non-executive Chairman of the Board, effective January 1, 2013 and (ii) that its Board of Directors has declared a regular quarterly dividend of 12.5 cents per share on its common stock payable December 14, 2012 to shareholders of record on December 3, 2012.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1  Press release, dated November 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

	By:	/s/Gary C. Wilkerson
	Name:	Gary C. Wilkerson
	Title:	Vice President, General Counsel and Secretary

Date: November 5, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 5, 2012.